Exhibit 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report on Form 10-K of Southwest Airlines Co. (the “Company”) for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Gary C. Kelly, Chief Executive Officer and Vice Chairman of the Board of Directors of the Company, and Laura H. Wright, Chief Financial Officer of the Company, each certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 31, 2006

	By	/s/ Gary C. Kelly Gary C. Kelly
Chief Executive Officer and
Vice Chairman of the Board
of Directors

	By	/s/ Laura H. Wright Laura H. Wright
Chief Financial Officer